August 23, 1994


Fidelity Management Trust Company
82 Devonshire Street, MS C7A
Boston, Massachusetts  02109
Attention:  Daniel J. Harmetz

	RE:  America West Airlines, Inc.

Gentlemen and Ladies:

	Reference is made to the Subscription Agreement dated as of June 28, 1994 by and between AmWest Partners, L.P. and Belmont Fund, L.P., Fidelity Copernicus Fund, L.P., Belmont Capital Partners II, L.P. (the "Subscription Agreement"). This letter agreement shall be deemed to amend paragraphs (i) through (v) of Section 1(a) and Section 8(b) of the Subscription Agreement. Capitalized terms used herein and not otherwise defined are used herein as defined in the Subscription Agreement.

	Pursuant to Section 1(a) of the Subscription Agreement, the Partnership hereby notifies the Investor that the Confirmation Date under the Plan occurred on August 10, 1994. Pursuant to the Subscription Agreement, the Investor is hereby notified of its obligation to purchase the following securities of America West Airlines, Inc. and of the purchase price of such securities (collectively, the "Securities"):

Purchase Price			 Shares

$21,341,990			2,548,496 Class B
				133,488 Warrants

As set forth in the			$100,000,000 Senior
Note Purchase Agreement		Unsecured Notes due 2001
for such Notes

	In addition, the Investor shall pay to America West Airlines, Inc. $6,416,214 in respect of the Partnership's obligations under Section 1(a)(iv) of the Subscription Agreement and shall receive in exchange therefor from America West 721,815 shares of Class B Common in accordance with said Section 1(a)(iv) and Section 4(a)(2)(ii) of the Investment Agreement.

	Notwithstanding anything to the contrary in the Subscription Agreement, the Investor agrees to pay to the Partnership, within 15 days after request, 23.81% of the Expenses incurred by the Investor, the Partnership and its partners which are not reimbursed by America West pursuant to Section 2 of the Procedures Agreement; provided, under no circumstances will the Investor be liable for payment of the Expenses of the partners or the Partnership incurred in connection with the negotiation and execution of the Limited Partnership Agreement of the Partnership.

	The Effective Date for the purchase of the Securities [(other than the Securities to be purchased under Section 1(a)(iv) of the Subscription Agreement)] currently is scheduled for August 25, 1994. The Investor shall be notified of the payment instructions for the payment of the purchase price of its securities. The Investor shall inform the Partnership and America West of the name, address and other particulars regarding the record holder to own the securities in the event such information differs from the name and address of the Investor as set forth in the Subscription Agreement.

		Sincerely,

		AMWEST PARTNERS, L.P.


		By:  AMWEST GENPAR, Inc.
		     a Texas corporation


		By:
		     Title:

ACKNOWLEDGED AND AGREED:


BELMONT FUND, L.P.



By:  ____________________
     its General Partner



By:  ____________________
Name:
Title:


BELMONT CAPITAL PARTNERS II, L.P.



By:  ____________________
     its General Partner



By:  ____________________
Name:
Title:


FIDELITY COPERNICUS FUND, L.P.



By:  ____________________
     its General Partner



By:  ____________________
Name:
Title:

		SUBSCRIPTION AGREEMENT



AmWest Partners, L.P.
201 Main Street
Suite 2420
Fort Worth, Texas  76102

Attention:  AmWest Genpar, Inc., General Partner


Gentlemen and Ladies:

	Reference is made to that certain Third Revised Investment Agreement dated April 21, 1994 and attached hereto as Exhibit A and incorporated herein by reference, as the same may be amended from time to time (the "Investment Agreement") by and between AmWest Partners, L.P. (the "Partnership"), a limited partnership organized and existing under the laws of the State of Texas, with AmWest Genpar, Inc., a corporation organized and existing under the laws of the State of Texas, as its general partner (the "General Partner"), and America West Airlines, Inc. ("America West"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Investment Agreement.

	Pursuant to and subject to the terms and conditions of the Investment Agreement and the First Amended and Restated Plan of Reorganization dated June 13, 1994 (the "Plan"), which was filed in the Chapter 11 case of America West, America West, or its successor as reorganized pursuant to Chapter 11 of the U.S. Bankruptcy Code ("New America West"), has agreed to issue to the Partnership, and the Partnership has agreed to purchase from America West, certain Securities of New America West. In furtherance of its obligations under the Investment Agreement, the Partnership has agreed to assign to Belmont Fund, L.P., Fidelity Copernicus Fund, L.P., and Belmont Capital Partners, L.P. (each, a "Fund"), or other funds or accounts managed or advised by Fidelity Management Trust Company or its affiliates ("Fidelity") (collectively, the "Investor"), certain of the Partnership's rights to purchase from New America West and Investor has agreed to acquire from New America West on the terms and conditions set forth herein, the Securities specified herein.

	In consideration of the premises and mutual covenants herein contained, Investor and the Partnership hereby agree as follows:

	1.		Acquisition of Securities

	(a)		Pursuant to the Investment Agreement and the Plan, the
Partnership has agreed, subject to the terms and conditions set forth therein, to purchase certain of the Securities from New America West for an aggregate purchase price of $214,857,000, subject to adjustment as provided therein (the "Purchase Price"). Investor has agreed and hereby agrees to accept an assignment from the Partnership of certain of its rights under the Investment Agreement and the Procedures Agreement, including the right to purchase such Securities, and Investor has agreed to assume certain of its obligations in respect thereof.

	Upon the occurrence of the Confirmation Date, the General Partner shall notify Investor of such event and of the Securities to be purchased by Investor at the Effective Date. Upon the Effective Date, Investor shall, against delivery of the certificates representing such Securities, purchase the Securities of New America West set forth below:

		(i) Investor shall, for a purchase price of $22,143,000, acquire 2,400,608 shares of Class B Common and 422,748 Warrants;

		(ii) Investor shall, for a purchase price of not less than $100,000,000 [and not more than $130,000,000, as determined by the Company prior to the Effective Date], acquire, pursuant to a Note
Purchase Agreement reasonably satisfactory to Investor and under an indenture reasonable satisfactory to Investor, a like principal amount of Notes to be issued by New America West pursuant to the Investment Agreement, and shall be paid a fee of 1% of the total purchase price therefor by New America West for consummating such purchase;

		(iii) Investor shall, for an amount equal to 20.38% of the cost of any shares of Class B Common, if any, which the Partnership is required to purchase pursuant to clause (B) of the proviso to
Section 4(a)(2)(i) of the Investment Agreement, purchase 20.38% of the shares of Class B Common purchased pursuant to said Section; and

		(iv) Investor shall purchase the first $75,000,000 in value of the shares of Class B Common, if any, required to be purchased by the Partnership pursuant to Section 4(a)(2)(ii) of the Investment
Agreement; provided, that in no event shall Investor be required to purchase more than the aggregate number of shares of Class B Common required to be purchased pursuant to such Section; and

		(v) Investor shall purchase from the Company, the Partnership or Lehman Brothers, Inc. ("Lehman"), 20.38% of any shares of Class B
Common which the Partnership or Lehman has the right to and elects to acquire pursuant to the Plan in respect of the 2,322,000 shares of common stock of America West which are owned by Lehman as of the date hereof, on such terms as provided in the Plan for such acquisition.

	(b)		Investor acknowledges, and the General Partner agrees, that
the closing of the purchase of the Securities of New America West is subject to the satisfaction of the conditions precedent as described in Section 8 of the Investment Agreement.  The Partnership will not waive any of such conditions precedent without the prior written approval of Investor, which approval will not be withheld unreasonably, and will not make modify or amend the Investment Agreement or the Procedures Agreement in any material respect, agree to provisions of the Plan, or enter into any other agreements with
America West or New America West prior to the Effective Date or earlier termination of the Investment Agreement, without Investor's prior consent, which consent will not be withheld unreasonably.  This Subscription Agreement will be returned promptly to Investor, together with all investment documents theretofore delivered by Investor, upon the earlier of (i) the termination of the Investment Agreement or (ii) December 31, 1994, if the Effective Date
shall not have occurred by such date.

	2.		Acceptance of Subscription

	The General Partner, on behalf of the Partnership, shall accept this Subscription Agreement by executing, and later delivering to Investor, executed copies of this Subscription Agreement and the Acceptance of Subscription attached hereto. This Subscription Agreement is delivered irrevocably but shall terminate upon the earlier of (i) the termination of the Investment Agreement or (ii) December 31, 1994, if the Effective Date shall not have occurred by such date.

	3.		Representations and Warranties of each Fund.

	In order to induce the General Partner and the Partnership to accept this Subscription Agreement, each Fund severally but not jointly hereby repre-sents and warrants as follows as to itself:

	(a)	  Investment Intent.  The Fund is acquiring the Securities for its own account, for investment, and not with the view to a sale of such interest in connection with any distribution thereof, except in compliance with the Securities Act of 1933, as amended, and subject to the disposition of Securities being at all times within such Fund's control, except as otherwise expressly provided herein or in the Investment Agreement;

	(b)	  Sophistication.  The Fund, alone or with its professional
advisors, has the educational, financial, and business background and knowledge so as to be capable of evaluating the merits and risks of an investment in New America West, and has the capacity to protect its own interests in making this investment;

	(c)	  Registration and Transfer.  The Fund understands that, pursuant to the Investment Agreement and the Plan, New America West shall provide registration rights with respect to the Securities under the Securities Act of 1933, as amended (the "Securities Act"). Nonetheless, the Fund understands that there may be restrictions on the transferability of the Securities. The Fund understands that prior to the Effective Date there will be no public market for the Securities and that it is possible that no public market will exist at any time thereafter;

	(d)	  Advisors.  The Fund has been afforded the opportunity to seek and rely upon the advice of its own attorneys, accountants, or other professional advisors in connection with an investment in New America West and the execution of this Subscription Agreement;

	(e)	  Valid Existence.  The Fund has been duly organized and is
validly existing and in partnership good standing under the laws of its jurisdiction of organization, with full power and authority to own its property and conduct its business as currently conducted and to execute, deliver and perform this Subscription Agreement;

	(f)	  Binding Obligation.  The execution and delivery of this
Subscription Agreement by the Fund and the Fund's performance hereof and the transactions contemplated hereby have been duly authorized by the requisite action on the part of the Fund, and no other authorization or consent is required for the execution and performance hereof;

	(g)	  No Conflict.  The execution, delivery and performance by the
Fund of this Subscription Agreement does not violate, conflict with, or constitute a default under the Fund's Articles of Incorporation, By-Laws, partnership agreement, or any other corporate or partnership document or resolution, any agreement or commitment to which it is a party, or with respect to which any of its assets are bound, or, subject to obtaining the Confirmation Order and the Regulatory Approvals contemplated by Section 8(b) of the Investment Agreement, require any governmental consent or approval;

	(h)	  Brokers.  The Fund has not used or retained any broker, agent, finder, syndicator or other intermediary with respect to its acquisition of Securities or the events or transactions contemplated by this Subscription Agreement;

	(i)	  Financial Capacity.  The Fund has the financial capacity to make the investment required of it under this Subscription Agreement; and

	(j)	  Citizenship.  The Fund is, and shall at all times be, a "citizen of the United States" as that term is defined in Section 101(6) of the Federal Aviation Act of 1958, as amended (49 App. U.S.C. SS 1301(16)), or shall elect to suspend its voting rights in respect of all shares of Class B Common owned by it during any period in which the representation contained in this subsection (j) shall be invalid.

	The representations and warranties made pursuant to this Section 3 shall survive the execution and delivery of this Agreement.

	4.		Other Business Ventures.

	Each of the Partnership and Investor agrees that notwithstanding anything to the contrary contained in or inferable from this Subscription Agreement or any other statute or principle of law, neither Investor nor the Partnership nor any of their shareholders, directors, management companies, officers, employees, partners, agents, family members, or affiliates (each an "Affiliate") shall be prohibited or restricted in any way from investing in or conducting, either directly or indirectly, and may invest in and/or conduct, either directly or indirectly, businesses of any nature whatsoever, including the ownership and operation of businesses or properties similar to or in the same geographical area as those held by the Partnership. Investor, the Partnership or their Affiliates may, without owing any obligation to Investor, the Partnership or any Affiliate, purchase and otherwise deal in securities of any type of American West or New America West and each may participate in, commit funds to, or otherwise become involved with any other entity which may attempt to acquire control of any competitor of America West or New America West; provided that prior to the Effective Date or earlier termination of the Investment Agreement, neither Investor, the Partnership nor any of their Affiliates shall, without the consent of the Partnership, on the one hand, and Investor, on the other hand, commit funds to, or otherwise become involved with any other entity which may attempt to acquire control of America West. Any investment in or conduct of any such businesses by Investor, the Partnership or any Affiliate shall not give rise to any claim for an accounting by the others or any right to claim any interest therein or the profits therefrom.

	5.		Indemnification

	Investor hereby agrees to indemnify, defend, and hold harmless the Partnership and its partners and all of their respective members, directors, officers, employees, and agents (collectively, the "Indemnified Parties") from and against its allocable portion (based on relative fault of Investor, on the one hand, and the Indemnified Parties, on the other hand) of any and all loss, damage or liability (including without limitation, any and all attorneys' fees, costs, and other amounts reasonably incurred by any of them in investigating, preparing or defending against any claim, litigation, or other legal action threatened or initiated) which are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from or arisen out of (a) a breach by Investor in any material respect of any representation, warranty or obligation of Investor contained in this Subscription Agreement or (b) notwithstanding Section 2.06 of the Limited Partnership Agreement of the Partnership, any action or inaction of Investor or any of its affiliates giving rise to a breach by the Partnership of any of its obligations under the Investment Agreement or the Procedures Agreement.

	6.		No Assignment or Transfer; Third Party Beneficiary

	(a) Investor agrees not to transfer or assign this Subscription Agreement or any of its rights, duties or obligations hereunder without the prior written consent of the General Partner and America West, which consent will not be withheld unreasonably, except that no such consent will be required to be obtained for a transfer or assignment to one or more funds or accounts managed or advised by Fidelity or any of its affiliates as to which the representations, warranties and covenants contained herein are true and accurate in all material respects as of the date of such transfer and the Effective Date, and acknowledges that any attempted transfer or assignment in violation of the foregoing shall be void.

	(b) Investor acknowledges that America West is an express third party beneficiary of the provisions of Section 1 of this agreement and may sue Investor directly to enforce such obligations upon any breach by (i) Investor of its obligations thereunder and (ii) the Partnership of any of its obligations under the Investment Agreement or the Procedures Agreement, which breach gives rise to a cause of action against the Partnership under the applicable agreement; provided, that upon any such breach by the Partnership, Investor shall only be liable for 20.38% of any damages payable in respect thereof.

	7.	  Representations, Warranties, and Covenants of the Partnership.

	In order to induce Investor to execute this Subscription Agreement, the Partnership hereby represents, warrants and covenants as follows:

	(a) Valid Existence. The Partnership has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to execute this Subscription Agreement and the Investment Agreement;

	(b) Binding Obligations. The execution and delivery of this Subscription Agreement, the Investment Agreement and the Procedures Agreement by the Partnership and its performance hereof and the transactions contemplated hereby have been duly authorized by the requisite action on the part of the Partnership and no other authorization or consent is required for the execution and performance hereof;

	(c) Deliveries. The Partnership will, promptly after its receipt thereof, deliver to Investor (i) 20.38% of any additional payment received by the Partnership from America West pursuant to Section 3 of the Procedures Agreement, and (ii) copies of any and all documents and notices received by the Partnership from America West or otherwise in respect of the transactions contemplated by the Investment Agreement and the Procedures Agreement;

	(d) Assignment of Rights. The Partnership hereby assigns to Investor on a shared basis, subject to performance by Investor of its obligations and duties hereunder, the rights of the Partnership under the Investment Agreement and Procedures Agreement, including, without limitation, the right to sue to enforce any breach thereof; provided, that Investor shall not, without the prior consent of the Partnership, contact or otherwise deal directly with America West prior to the Effective Date in connection with the operation of such Agreements. The Partnership agrees that (i) Investor has the ability to cause the Partnership to give any notices permitted to be given by it to America West pursuant to the provisions of the Investment Agreement or the Procedures Agreement and (ii) all matters which, pursuant to the provisions of either Agreement, require the approval or consent of the Partnership may not be approved or consented to unless Investor, in the reasonable exercise of its own business judgment and any relevant internal, legal or other restrictions or policies applicable to it, so approves or consents to such matter; and

		(e) Public Announcements. The Partnership shall not, without the prior consent of Fidelity, which consent will not be withheld unreasonably, issue or consent to the issuance of any press release or other public announcement which mentions any Fund or Fidelity or Investor or any affiliate of any of them.

	8.	  Expenses.

		(a) Reimbursement of Expenses. Investor shall be entitled to a reimbursement of its Expenses (as such term is defined in the Limited Partnership Agreement of the Partnership) incurred in connection with the transactions contemplated by this Subscription Agreement, the Investment Agreement and the Procedures Agreement upon presentation to the Partnership of appropriate documentation, setting forth in reasonable detail the amounts for which reimbursement is sought and the basis on which the charges were incurred.

		(b) Contribution to Expenses. Investor agrees to pay to the Partnership, within 15 days after request, 20.38% of the Expenses incurred by Investor, the Partnership and its partners which are not reimbursed by America West pursuant to Section 2 of the Procedures Agreement; provided, under no circumstances will Investor be liable for payment of the Expenses of the partners or the Partnership incurred in connection with the negotiation and execution of the Limited Partnership Agreement of the Partnership.

	9.	  Notices

	All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) or by prepaid express courier to the parties at the following addresses or facsimile numbers:

If to Investor:			Fidelity Management Trust Company
				82 Devonshire Street, MS F7E
				Boston, Massachusetts  02109
				Attn:  Daniel J. Harmetz
				Fax Number:  (617) 227-2536


	with a copy to:

				Fidelity Management Trust Company
				82 Devonshire Street, MS F7D
				Boston, Massachusetts  02109
				Attn: Wendy Schnipper Clayton, Esq.
				Fax Number:  (617) 570-7688

  	 and a copy to:

	Goodwin, Procter & Hoar
	Exchange Place
	Boston, MA  02109
	Attn:  Laura Hodges Taylor, P.C.
	Fax Number:  (617) 523-1231


If to the Partnership:	AmWest Partners, L.P.
	201 Main Street, Suite 2420
	Fort Worth, Texas  76102
	Attention:  James J. O'Brien
	Fax Number:  (817) 871-4010


	with a copy to:

				Arnold & Porter
				1200 New Hampshire Ave., N.W.
				Washington, D.C.  20036
				Attn:  Richard P. Schifter
				Fax Number:  (202) 872-6720

	10.		Governing Laws and Venue

	This Agreement and the rights and obligations of Investor and the Partnership hereunder shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas, without regard to its conflicts of laws provisions.

	11.	  Miscellaneous

	(a) Rules of Construction. The general rule of construction for interpreting a contract, which provides that the provisions of a contract should be construed against the party preparing the contract, is waived by Investor. Investor acknowledges that it was represented by separate legal counsel in this matter who participated in the preparation of this Subscription Agreement or it had the opportunity to retain counsel to participate in the preparation of this Subscription Agreement but chose not to do so.

	(b) Entire Agreement. This Subscription Agreement, including all exhibits to this Subscription Agreement and, if any, exhibits to such exhibits, contains the entire agreement among the parties relative to the matters contained in this Subscription Agreement.

	(c) Waiver. No consent or waiver, express or implied, by Investor or the Partnership to or for any breach or default by the other party in the performance by such other party of its obligations under this Subscription Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Subscription Agreement. Failure on the part of any party to complain of any act or failure to act of the other party or to declare the other party in default, regardless of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

	(d) Severability. If any provision of this Subscription Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby, and the intent of this Subscription Agreement shall be enforced to the greatest extent permitted by law.

	(e) Benefits and Assignment. Subject to the restrictions on transfers and encumbrances set forth in this Subscription Agreement, this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective legal representatives, successors, and assigns. Whenever, in this Subscription Agreement, a reference to any party is made, such reference shall be deemed to include a reference to the legal representatives, successors, and assigns of such party.

	(f) Gender, Etc. Unless the context clearly indicates otherwise, the singular shall include the plural and vice versa. Whenever the masculine, feminine, or neuter gender is used inappropriately in this Subscription Agreement, this Subscription Agreement shall be read as if the appropriate gender was used.

	(g) Captions. Captions are included solely for convenience of reference and if there is any conflict between captions and the text of this Subscription Agreement, the text shall control.

	(h) Execution in Counterparts. This Subscription Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto constitutes the original counterpart instrument. All of these counterpart pages shall be read as though one and they shall have the same force and effect as if all of the parties had executed a single signature page.

	(i) Limitation of Liability. The Partnership acknowledges and agrees that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors, partners or shareholders of any of the Funds individually, but is binding only upon the assets and property of the Funds. With respect to all obligations of each Fund arising out of this Agreement, the Partnership shall look for payment or satisfaction of any claim solely to the assets and property of such Fund. The Partnership acknowledges and agrees that the obligations of each of the Funds hereunder is several and not joint.

	IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ___ day of June, 1994.


					INVESTOR:


					BELMONT FUND, L.P., a Bermuda
					  Limited Partnership


					By: Fidelity Management Trust
						Company, pursuant to a power
						of attorney for Fidelity
						International Services
						Limited, Managing General
						Partner


					By:  _________________________
						Judy K. Mencher
	Associate General Counsel


Investor is a Bermuda limited partnership. The Partnership acknowledges and agrees that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors, partners or shareholders of Investor individually, but are binding only upon the assets and property of the Investor. With respect to all obligations of the Investor arising out of this Agreement, the Partnership shall look for payment or satisfaction of any claim solely to the assets and property of the Investor.


	IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ___ day of June, 1994.



					FIDELITY COPERNICUS FUND, L.P., a
					 Delaware Limited Partnership


					By: Fidelity Copernicus Corp.,
					         its General Partner


					By:  _________________________
	Judy K. Mencher
	Associate General Counsel

Investor is a Delaware limited partnership. The Partnership acknowledges and agrees that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors, partners or shareholders of Investor individually, but are binding only upon the assets and property of the Investor. With respect to all obligations of the Investor arising out of this Agreement, the Partnership shall look for payment or satisfaction of any claim solely to the assets and property of the Investor.


	IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ___ day of June, 1994.



					BELMONT CAPITAL PARTNERS, L.P., a
					 Massachusetts Limited Partnership


					By:  Fidelity Capital Corp., its
						 General Partner



					By:  _________________________
						Judy K. Mencher
						Associate
General Counsel


					Investor is a
Massachusetts limited partnership.  The
Partnership acknowledges and agrees that this Agreement is not executed on behalf of or binding upon any of the trustees, officers, directors, partners or shareholders of Investor individually, but are binding only upon the assets and property of the Investor. With respect to all obligations of the Investor arising out of this Agreement, the Partnership shall look for payment or satisfaction of any claim solely to the assets and property of the Investor.

	ACCEPTANCE OF SUBSCRIPTION


	The Subscription Agreement of the Investor indicated hereinbelow with respect to the Securities of New America West agreed to be acquired by AmWest Partners, L.P. is hereby accepted.


Dated:  June ___, 1994


					AMWEST PARTNERS, L.P.

					By:  AMWEST GENPAR, INC.,
		     a Texas corporation



	By:
	Title: ________________


Name of Investor:   Belmont Fund, L.P.; Fidelity
   Copernicus Fund, L.P.; Belmont Capital Partners, L.P.

Date of Subscription Agreement:    June   , 1994